Exhibit (a)(1)(B)

LETTER OF TRANSMITTAL AND FUNDAMENTAL CHANGE REPURCHASE NOTICE

GILEAD PALO ALTO, INC.

(formerly CV Therapeutics, Inc.)

PURSUANT TO THE NOTICE OF FUNDAMENTAL CHANGE AND OFFER TO REPURCHASE FOR

CASH ANY AND ALL OF ITS OUTSTANDING

2 3/4% SENIOR SUBORDINATED CONVERTIBLE NOTES DUE 2012

(CUSIP NO. 126667AF1),

3 1/4% SENIOR SUBORDINATED CONVERTIBLE NOTES DUE 2013

(CUSIP NO. 126667AG9), AND

2% SENIOR SUBORDINATED CONVERTIBLE DEBENTURES DUE 2023

(CUSIP NO. 126667AD6)

This Letter of Transmittal and Fundamental Change Repurchase Notice (this “Letter of Transmittal”) relates to the purchase of:

•

2 3/4% Senior Subordinated Convertible Notes due 2012 (the “2012 Notes”) of Gilead Palo Alto, Inc., a Delaware corporation (formerly CV Therapeutics, Inc.) (the “Company”) issued pursuant to the Indenture, dated as of May 18, 2004 (as amended, supplemented or otherwise modified, the “2012 Indenture”), between the Company and U.S. Bank National Association, as successor trustee to Wells Fargo Bank, National Association (referred to herein alternatively as the “Trustee” or the “Depositary”),

•

3 1/4% Senior Subordinated Convertible Notes due 2013 (the “2013 Notes”) of the Company issued pursuant to the Indenture, dated as of July 1, 2005 (as amended, supplemented or otherwise modified, the “2013 Indenture”), between the Company and the Trustee, and

•

2% Senior Subordinated Convertible Debentures due 2023 (the “2023 Notes” and together with the 2012 Notes and the 2013 Notes, the “Notes”) of the Company issued pursuant to the Indenture, dated as of June 18, 2003 (as amended, supplemented or otherwise modified, the “2023 Indenture” and together with the 2013 Indenture and the 2012 Indenture, the “Indentures”), between the Company and the Trustee, at the option of the holder thereof, pursuant to the terms and conditions specified in each of the Indentures and the Notes and as set forth in the Notice of Fundamental Change and Offer to Repurchase dated May 12, 2009 (the “Offer to Repurchase”).

Your right to surrender your Notes to the Company for repurchase will expire if you do not exercise your right to elect repurchase at or prior to 5:00 p.m., New York City time, on June 11, 2009, unless the Offer is extended by the Company (as it may be extended, the “Expiration Date”). The “Repurchase Date” will be Friday, June 26, 2009. Holders of the Notes (the “Holders”) must validly surrender the Notes for purchase (and not have withdrawn the Notes) prior to 5:00 p.m., New York City time, on the Expiration Date, in order to receive $1,000.00 per $1,000.00 principal amount of the Notes, plus accrued and unpaid interest to, but excluding, the Repurchase Date. Notes surrendered for purchase may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date.

HOLDERS THAT SURRENDER THROUGH THE DEPOSITORY TRUST COMPANY (“DTC”) NEED NOT SUBMIT A PHYSICAL COPY OF THIS LETTER OF TRANSMITTAL TO THE DEPOSITARY IF SUCH HOLDERS COMPLY WITH THE TRANSMITTAL PROCEDURES OF DTC.

The address for the Depositary is:

U. S. Bank National Association

60 Livingston Ave.

Saint Paul, Minnesota 55107

Attention: Corporate Trust Services/Specialized Finance

Facsimile: (651) 495-8158

Confirmation Number: (800) 934-6808

General Bondholder Inquiry Number: (800) 934-6802

The instructions accompanying this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

This Letter of Transmittal can be used only if:

•	certificates representing the Notes are to be physically delivered with it to the Depositary, or

•

a surrender of the Notes is being made concurrently by book-entry transfer to the Depositary’s account at DTC pursuant to the procedures for book-entry transfer set forth under the caption “Important Information Concerning the Offer— Procedures to Be Followed by Holders Electing to Tender Notes for Repurchase” in the Offer to Repurchase

and, in each case, instructions are not being transmitted through the DTC’s Automated Tender Offer Program (“ATOP”).

Holders that surrender through DTC need not submit a physical Letter of Transmittal to the Depositary if such Holders comply with the transmittal procedures of DTC.

Any beneficial owner whose Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to surrender those Notes should contact the registered holder of the Notes promptly and instruct the registered holder to surrender on behalf of the beneficial owner.

Delivery of this Letter of Transmittal and all other required documents to an address other than as set forth above does not constitute valid delivery to the Depositary. Delivery of documents to DTC or the Company does not constitute delivery to the Depositary. The method of delivery of all documents, including certificates representing the Notes, is at the risk of the Holder. If delivery is by mail, then registered mail with return receipt requested, properly insured, is recommended. You must sign this Letter of Transmittal in the appropriate space provided, with signature guarantee if required, and complete the Form W-9 set forth below. See instructions 1, 2 and 12.

Ladies and Gentlemen:

By execution of this Letter of Transmittal and Fundamental Change Repurchase Notice (this “Letter of Transmittal”), each signatory represents that the undersigned has received the Notice of Fundamental Change and Offer to Repurchase dated May 12, 2009 (the “Offer to Repurchase”), of Gilead Palo Alto, Inc., a Delaware corporation (formerly CV Therapeutics, Inc.) (the “Company”), which provides the notice to the holders (the “Holders”) pursuant to Section 11.1 of each of the Indenture, dated as of May 18, 2004 (as amended, supplemented or otherwise modified, the “2012 Indenture”), between the Company and U.S. Bank National Association, as successor trustee to Wells Fargo Bank, National Association (referred to herein alternatively as the “Trustee” or the “Depositary”), the Indenture, dated as of July 1, 2005 (as amended, supplemented or otherwise modified, the “2013 Indenture”), between the Company and the Trustee, and the Indenture, dated as of June 18, 2003 (as amended, supplemented or otherwise modified, the “2023 Indenture” and together with the 2013 Indenture and the 2012 Indenture, the “Indentures”), between the Company and the Trustee.

This Letter of Transmittal relates to the 2 3/4% Senior Subordinated Convertible Notes due 2012 (the “2012 Notes”) of the Company issued pursuant to the 2012 Indenture, the 3 1/4% Senior Subordinated Convertible Notes due 2013 (the “2013 Notes”) of the Company issued pursuant to the 2013 Indenture and the 2% Senior Subordinated Convertible Debentures due 2023 (the “2023 Notes” and together with the 2012 Notes and the 2013 Notes, the “Notes”) of the Company issued pursuant to the 2023 Indenture, and the Holder’s right to surrender the Notes for repurchase by the Company for a payment of $1,000.00 per $1,000.00 principal amount of the Notes, plus any accrued and unpaid interest thereon to, but excluding, June 26, 2009 (the “Repurchase Price”) subject to the terms and conditions of the Indentures, the Notes, and the Offer to Repurchase. The Company’s Offer to Repurchase all outstanding Notes pursuant to the Indentures will expire on June 11, 2009, unless the Offer is extended by the Company (as it may be extended, the “Expiration Date”). Upon the terms and subject to the conditions set forth herein and in each the Indentures, and effective upon the acceptance for payment thereof, the undersigned hereby irrevocably sells, assigns and transfers all right and title to the Company in and to the Notes surrendered hereby.

The undersigned hereby irrevocably constitutes and appoints the Depositary as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Depositary also acts as the agent of the Company) with respect to the Notes, with full power of substitution (such power-of-attorney being deemed to be an irrevocable power coupled with an interest) to (1) present such Notes and all evidence of transfer and authenticity to, or transfer ownership of, the Notes on the account books maintained by the Depository Trust Company (“DTC”) to, or upon the order of, the Company, (2) present the Notes for transfer and cancellation on the books of the relevant security registrar, and (3) receive all benefits and otherwise exercise all rights of beneficial ownership of the Notes, all in accordance with the terms and conditions of the Offer to Repurchase and the Indentures.

The undersigned hereby represents and warrants that:

(a)	the undersigned owns the Notes surrendered hereby and has full power and authority to validly surrender the Notes surrendered hereby;

(b)	when and to the extent the Company accepts the Notes for payment, the Company will acquire good, marketable and unencumbered title to them, free and clear of all security interests, liens, charges, encumbrances, conditional sales agreements or other obligations relating to their surrender or transfer, and not subject to any adverse claim;

(c)	on request, the undersigned will execute and deliver any additional documents that the Depositary or the Company deems necessary or desirable to complete the surrender of the Notes surrendered for purchase hereby and accepted for payment; and

(d)	the undersigned has read and understands all of the terms of the Offer to Repurchase and this Letter of Transmittal.

The undersigned understands that surrender of the Notes is not made in acceptable form until receipt by the Depositary of this Letter of Transmittal, duly completed and signed, together with all accompanying evidence of authority in form satisfactory to the Company in its sole discretion (which may delegate power in whole or in part to the Depositary). All questions as to form of documents, eligibility, validity (including time of receipt) and acceptance for payment of any surrender of the Notes for purchase hereunder will be determined by the Company in its sole discretion (which may delegate power in whole or in part to the Depositary) and such determination will be final and binding on all parties.

The undersigned understands that all Notes properly surrendered for purchase and not withdrawn prior to 5:00 p.m., New York City time, on the Expiration Date will be purchased at the Repurchase Price, in cash, upon the terms and conditions specified in the Indentures, the Notes and the Offer to Repurchase. The undersigned understands that acceptance of the Notes by the Company for payment will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Indentures, the Offer to Repurchase and this Letter of Transmittal. Once purchased, the Notes will no longer be eligible for conversion in accordance with the terms of the Indentures.

The payment for the aggregate Repurchase Price for the Notes surrendered hereby that are purchased will be made to the undersigned indicated in the box entitled “Description of Notes Being Surrendered for Repurchase,” unless otherwise indicated in the boxes entitled “Special Issuance Instructions” or “Special Delivery Instructions” herein. If the boxes entitled “Special Issuance Instructions” and/or “Special Delivery Instructions” are completed, the payment will be made in the name of, and the payment of the aggregate Repurchase Price will be submitted to, the address so indicated.

All authority conferred or agreed to be conferred in this Letter of Transmittal will not be affected by and will survive the death or incapacity of the undersigned, and any obligations of the undersigned under this Letter of Transmittal shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

NOTE: SIGNATURES MUST BE PROVIDED

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

DESCRIPTION OF NOTES BEING SURRENDERED FOR REPURCHASE

Notes Surrendered for Repurchase (Attach additional signed list, if necessary)
Name(s) and Address(es) of Registered Holder(s) (Please fill in exactly as name(s) appear(s) on Notes)(1)	Series of Notes Surrendered for Repurchase	Notes Certificate Number(s)(2)	Principal Amount Represented by Notes	Principal Amount Surrendered for Repurchase(2)(3)

Total Amount Surrendered for Repurchase

(1)	Must correspond exactly to the name(s) that appear(s) on the certificate(s) for the Notes and the Depositary’s record of registered holders or, if surrendered by a DTC participant, exactly as such participant’s name(s) and address (es) appear(s) on the security position listing of DTC.

(2)	Need not be completed if Notes are being surrendered for purchase by book-entry transfer.

(3)	If you desire to surrender for purchase less than the entire principal amount evidenced by the Notes listed above, please indicate in this column the portion of the principal amount of those Notes in integral multiples of $1,000.00 principal amounts that you wish to surrender for purchase, otherwise, the entire principal amount evidenced by such Notes will be deemed to have been surrendered for purchase.

METHOD OF DELIVERY

☐	CHECK HERE IF NOTES ARE BEING PHYSICALLY DELIVERED HEREWITH.

☐	CHECK HERE IF NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH DTC, AND COMPLETE THE FOLLOWING:

Name of Surrendering Institution: __________________________________________________________________________

DTC Account Number: __________________________________________________________________________________

Contact Person: _______________________________________________________________________________________

Address: ____________________________________________________________________________________________

Telephone (with international dialing code): __________________________________________________________________

Facsimile (with international dialing code): __________________________________________________________________

Date Surrendered: _____________________________________________________________________________________

Transaction Code Number: _______________________________________________________________________________

SPECIAL ISSUANCE

INSTRUCTIONS

(See Instructions 2, 4, 5 and 6)

To be completed ONLY if the Notes not surrendered or not purchased and/or any check for the aggregate Repurchase Price of the Notes purchased are to be issued in the name of and sent to someone other than the undersigned, or if the Notes surrendered by book-entry transfer that are not accepted for purchase are to be credited to an account maintained at DTC other than the one designated above.

Issue Check and/or Notes to:

Name: ____________________________________________________________________________________________________
(Please Print)

Address: __________________________________________________________________________________________________

__________________________________________________________________________________________________________
(Include Zip Code)

__________________________________________________________________________________________________________
(Taxpayer Identification Number or Social Security Number)

Credit unpurchased Notes by book-entry to DTC account number:

__________________________________________________________________________________________________________
(DTC Account Number)

__________________________________________________________________________________________________________
(Account Party)

SPECIAL DELIVERY

INSTRUCTIONS

(See Instructions 2, 4, 5 and 6)

To be completed ONLY if Notes not surrendered or not purchased and/or any check for the aggregate Repurchase Price of the Notes purchased, issued in the name of the undersigned, are to be sent to someone other than the undersigned, or to the undersigned at an address other than that indicated above.

Mail Check and/or Notes to:

Name: _____________________________________________________________________________________________________
(Please Print)

Address: ___________________________________________________________________________________________________

__________________________________________________________________________________________________________
(Include Zip Code)

NOTE: SIGNATURES MUST BE PROVIDED ON THE FOLLOWING PAGE.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

SIGN HERE

(See Instructions 1 and 5)

(Please Complete Form W-9)

Must be signed by registered Holder(s) exactly as name(s) appear(s) on the Notes or on a security position listing or by person(s) authorized to become registered Holder(s) of the Notes by documents transmitted with this Letter of Transmittal. If the signature is by an attorney-in-fact, executor, administrator, trustee, guardian, partner, officer of a corporation or another party acting in a fiduciary or representative capacity, please set forth the signer’s full title.

_________________________________________________________________________________________________________

_________________________________________________________________________________________________________
Signature(s) of Holder(s)

Date: ____________________________________________________________________________________________________

Name(s): _________________________________________________________________________________________________

________________________________________________________________________________________________________
(Please Print)

Capacity: _________________________________________________________________________________________________
(Please Print)

Area Code(s) and Telephone Number(s):

Tax Id./Social Security Number(s):

Address: _________________________________________________________________________________________________

(Include Zip Code)

THE GUARANTEE BELOW MUST BE COMPLETED.

Guarantee of Signature(s) (See Instructions 2 and 5)

Authorized Signature:

Name: ___________________________________________________________________________________________________

Title: ____________________________________________________________________________________________________

Name of Eligible Institution:

Address: _________________________________________________________________________________________________

Area Code and Telephone Number:	_____________________________________________________________________________

Date: ________________________________________________________________________________________________

INSTRUCTIONS

Forming Part of the Terms and Conditions of this Letter of Transmittal

1. Delivery of Letter of Transmittal and the Notes. This Letter of Transmittal can be used only if (i) certificates for the tendered Notes are to be physically delivered with it to the Depositary, (ii) certificates for tendered Notes are being delivered pursuant to a Notice of Guaranteed Delivery previously sent to the Depositary, or (iii) a surrender of the Notes is being made concurrently by book-entry transfer to the Depositary’s account at DTC and instructions are not being transmitted through ATOP. Holders that surrender through DTC need not submit a physical Letter of Transmittal to the Depositary if such Holders comply with the transmittal procedures of DTC.

All physically delivered Notes, or confirmation of the delivery of the Notes by book-entry transfer to the Depositary through DTC for all Notes delivered electronically, together with a properly completed and duly executed Letter of Transmittal or agent’s message and any other required documents, should be delivered to the Depositary at the appropriate address set forth on the first page of this Letter of Transmittal and must be received by the Depositary prior to 5:00 p.m., New York City time, on June 11, 2009, unless the Offer is extended by the Company (as it may be extended, the “Expiration Date”). The term “agent’s message” means a message, transmitted to DTC and received by the Depositary and forming a part of a book-entry transfer, that states that DTC has received an express acknowledgement that the undersigned agrees to be bound by this Letter of Transmittal and that the Company may enforce this Letter of Transmittal against the undersigned. Delivery of documents to DTC or the Company does not constitute delivery to the Depositary.

The method of delivery of all documents, including the Notes, this Letter of Transmittal and any other required documents, is at the election and risk of the surrendering Holder(s). If delivery is by mail, then registered mail with return receipt requested, properly insured, is recommended. Each surrendering Holder, by execution of this Letter of Transmittal, waives any right to receive any notice of the acceptance of his or her surrender.

2. Guarantee of Signatures. No signature guarantee is required if either:

(a) this Letter of Transmittal is signed by the registered Holder(s) of the Notes (which term, for purposes of this Letter of Transmittal, includes any participant in DTC whose name appears on a security position listing as the Holder of the Notes) surrendered with the Letter of Transmittal, unless such Holder has completed the box entitled “Special Issuance Instructions” and/or “Special Delivery Instructions” above; or

(b) the Notes surrendered with this Letter of Transmittal are surrendered for the account of an eligible guarantor institution, as defined in Rule 17Ad-15 under the Exchange Act (each, an “Eligible Institution”).

In all other cases, an Eligible Institution must guarantee the signatures on this Letter of Transmittal. See Instruction 5.

3. Inadequate Space. If the space provided in the box captioned “Description of Notes Being Surrendered for Repurchase” is inadequate, the Note certificate numbers, the principal amount represented by the Notes and the principal amount surrendered should be listed on a separate signed schedule and attached to this Letter of Transmittal.

4. Partial Surrenders and Unpurchased Notes. (Not applicable to Holders who surrender by book-entry transfer.) If less than all of the principal amount evidenced by the Notes is to be surrendered for purchase, fill in the portion of the principal amount of the Notes which is to be surrendered for purchase in the column entitled “Principal Amount Surrendered for Repurchase” in the box captioned “Description of Notes Being Surrendered for Repurchase.” In such case, a new certificate for the remainder of the Notes evidenced by the old certificate will be issued and sent to the registered Holder(s), unless otherwise specified in the box entitled “Special Issuance Instructions” and/or “Special Delivery Instructions” in this Letter of Transmittal, as promptly as practicable following the Expiration Date but each Note purchased and each new Note issued must be in a principal amount of $1,000.00 or integral multiples thereof. The full principal amount of the Notes listed and delivered to the Depositary is deemed to have been surrendered unless otherwise indicated.

5. Signatures on Letter of Transmittal and Endorsements.

(a) If this Letter of Transmittal is signed by the registered Holder(s) of the Notes surrendered for purchase hereby,

the signature(s) must correspond exactly with the name(s) as written on the face of the Notes without any change whatsoever.

(b) If the Notes are registered in the names of two or more joint Holders, each Holder must sign this Letter of Transmittal.

(c) If any surrendered Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letter of Transmittals as there are different registrations of the Notes.

(d) (Not applicable to Holders who surrender by book-entry transfer.) When this Letter of Transmittal is signed by the registered Holder(s) of the Notes and transmitted hereby, no endorsements of the Notes is required unless payment is to be made, or the Notes not surrendered or not purchased are to be issued, to a person other than the registered Holder(s). See Instruction 2. In such an event, signature(s) on such Notes must be guaranteed by an Eligible Institution. If this Letter of Transmittal is signed by a person other than the registered Holder(s) of the Notes listed, the assignment form on the Notes must be completed and signed exactly as the name(s) of the registered Holder(s) appear on the Notes and signature(s) on such Notes must be guaranteed by an Eligible Institution. See Instruction 2.

(e) If this Letter of Transmittal is signed by attorneys-in-fact, executors, administrators, trustees, guardians, partners, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to the Company of their authority so to act.

6. Special Payment and Special Delivery Instructions. The surrendering Holder(s) signing this Letter of Transmittal should indicate in the applicable box or boxes the name and address to which the Notes for principal amounts not surrendered or checks for payment of the aggregate Repurchase Price are to be issued or sent, if different from the name(s) and address(es) of such Holder(s). In the case of issuance in a different name, the taxpayer identification number or social security number of the person named must also be indicated. If no instructions are given, the Notes not surrendered will be returned to the Holder(s). Any Holder(s) surrendering by book-entry transfer may request that Notes not surrendered be credited to such account at DTC as such Holder(s) may designate under the caption “Special Issuance Instructions.” If no such instructions are given, any such Notes not surrendered will be returned by crediting the account at DTC designated above.

7. Irregularities. The Company will determine, in its sole discretion, all questions as to the form of documents, eligibility, validity (including time of receipt) and acceptance for payment of any surrender of the Notes and its determinations will be final and binding on all parties. The Company reserves the absolute right to reject any or all surrenders it determines not to be in proper form or the acceptance for payment of or payment for which may, in the opinion of the Company’s counsel, be unlawful. The Company also reserves the absolute right to waive any defect or irregularity in the surrender of any particular Note. No surrender of Notes will be deemed to have been properly made until all defects and irregularities have been cured or waived. Unless waived, any defects or irregularities in connection with surrenders must be cured within such time as the Company determines. The Company’s interpretation of the terms of this Letter of Transmittal (including these instructions) will be final and binding on all parties. None of the Company, the Depositary or any other person is or will be obligated to give notice of any defects or irregularities in surrenders of Notes and none of them will incur any liability for failure to give such notice.

8. Mutilated, Lost, Stolen or Destroyed Certificates for Notes. Any Holder(s) whose certificates for Notes have been mutilated, lost, stolen or destroyed should write to or telephone the Depositary at the address or telephone number set forth on the front cover page of this Letter of Transmittal.

The Holder will then be instructed by the Depositary as to the steps that must be taken to replace the certificates. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing mutilated, lost, stolen or destroyed certificates have been followed.

9. Questions and Requests for Assistance and Additional Copies. Questions and requests for assistance may be directed to the Depositary and additional copies of the Offer to Repurchase and this Letter of Transmittal may also be obtained from the Depositary.

10. Withdrawal Rights. You may withdraw previously surrendered Notes at any time until 5:00 p.m., New York City time, on June 11, 2009. See Section 4 of the Offer to Repurchase for a more detailed description of withdrawal rights.

11. Transfer Taxes. If payment of the Repurchase Price is to be made to, or if Notes not surrendered or purchased are to be registered in the name of, any persons other than the registered Holder(s), or if surrendered Notes are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any transfer taxes (whether imposed on the registered Holder(s) or such other person) payable on account of the transfer to such other person will be deducted from the Repurchase Price unless satisfactory evidence of the payment of such taxes or an exemption therefrom is submitted.

12. Important Tax Information. Under U.S. federal income tax law, a U.S. Holder that surrenders Notes is required to provide the Depositary with such Holder’s current taxpayer identification number (“TIN”) on a properly completed Form W-9, or, alternatively, to establish another basis for an exemption from backup withholding. If such Holder is an individual, the TIN is his or her Social Security number. If the Depositary is not provided with the correct TIN, the U.S. Holder may be subject to a monetary penalty imposed by the Internal Revenue Service. In addition, any payment made to such Holder with respect to Notes purchased pursuant to the Offer to Repurchase may be subject to back-up withholding.

If backup withholding applies, the Depositary is required to withhold 28% of any payment made to the Holder or other payee. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service. The Depositary cannot refund amounts withheld by reason of backup withholding.

Certain non-U.S. Holders (including, among others, foreign corporations and certain foreign individuals) may not be subject to these backup withholding and reporting requirements. In order for a non-U.S. Holder to qualify as an exempt recipient, that Holder must submit to the Depositary the appropriate Internal Revenue Service Form W-8, properly completed and signed under penalties of perjury, attesting to that Holder’s exempt status. A Form W-8 can be obtained from the Depositary. See the enclosed Form W-9 for additional instructions.

Form W-9 (Rev. October 2007) Department of the Treasury Internal Revenue Service	Request for Taxpayer Identification Number and Certification	Give form to the requester. Do not send to the IRS.

Print or type

See Specific Instructions on page 2.

Name (as shown on your Income tax return)

Business name, if different from above

Check appropriate box:	☐	Individual/Sole proprietor	☐	Corporation	☐	Partnership	☐	Exempt payee
☐ Limited liability company. Enter the tax classification (D=disregarded entity, C=corporation, P=partnership) ▶
☐ Other (see instructions) ▶

Address (number, street, and apt. or suite no.)

Requester’s name and address (optional)

City, state, and ZIP code

List account number(s) here (optional)

Part I	Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on Line 1 to avoid backup withholding. For individuals, this is your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN on page 3.

Note. If the account is in more than one name, see the chart on page 4 for guidelines on whose number to enter.

Social security number
| |
or
Employer identification number
|

Part II	Certification

Under penalties of perjury, I certify that:

1.	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

2.	I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

3.	I am a U.S. citizen or other U.S. person (defined below).

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct TIN. See the instructions on page 4.

Sign Here	Signature of U.S. person ▶	Date ▶

General Instructions

Section references are to the internal Revenue Code unless otherwise noted.

Purpose of Form

A person who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA.

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN to the person requesting it (the requester) and, when applicable, to:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners’ share of effectively connected income.

Note. If a requester gives you a form other than Form W-9 to request your TIN, you must use the requester’s form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

— An individual who is a U.S. citizen or U.S. resident alien,

— A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States,

— An estate (other than a foreign estate), or

— A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax on any foreign partners’ share of income from such business. Further, in certain cases where a Form W-9 has not been received, a partnership is required to presume that a partner is a foreign person, and pay the withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid withholding on your share of partnership income.

The person who gives Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States is in the following cases:

— The U.S. owner of a disregarded entity and not the entity,

Cat. No. 10231X	Form W-9 (Rev. 10-2007)

Form W-9 (Rev. 10-2007)	Page 2

— The U.S. grantor or other owner of a grantor trust and not the trust, and

— The U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person, do not use Form W-9. Instead, use the appropriate Form W-8 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien.

Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a “saving clause.” Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8.

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 28% of such payments. This is called “backup withholding.” Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester,

2. You do not certify your TIN when required (see the Part II instructions on page 3 for details),

3. The IRS tells the requester that you furnished an incorrect TIN,

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See the instructions below and the separate Instructions for the Requester of Form W-9.

Also see Special rules for partnerships on page 1.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Name

If you are an individual, you must generally enter the name shown on your income tax return. However, if you have changed your last name, for instance, due to marriage without Informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.

If the account is in joint names, list first, and then circle, the name of the person or entity whose number you entered in Part I of the form.

Sole proprietor. Enter your individual name as shown on your income tax return on the “Name” line. You may enter your business, trade, or “doing business as (DBA)” name on the “Business name” line.

Limited liability company (LLC). Check the “Limited liability company” box only and enter the appropriate code for the tax classification (“D” for disregarded entity, “C” for corporation, “P” for partnership) in the space provided.

For a single-member LLC (including a foreign LLC with a domestic owner) that is disregarded as an entity separate from its owner under Regulations section 301.7701-3, enter the owner’s name on the “Name” line. Enter the LLC’s name on the “Business name” line.

For an LLC classified as a partnership or a corporation, enter the LLC’s name on the “Name” line and any business, trade, or DBA name on the “Business name” line.

Other entities. Enter your business name as shown on required federal tax documents on the “Name” line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the “Business name” line.

Note. You are requested to check the appropriate box for your status (individual/sole proprietor, corporation, etc.).

Exempt Payee

If you are exempt from backup withholding, enter your name as described above and check the appropriate box for your status, then check the “Exempt payee” box in the line following the business name, sign and date the form.

Form W-9 (Rev. 10-2007)	Page 3

Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

Note. If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.

The following payees are exempt from backup withholding:

1. An organization exempt from tax under section 501 (a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2),

2. The United States or any of its agencies or instrumentalities,

3. A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities,

4. A foreign government or any of its political subdivisions, agencies, or instrumentalities, or

5. An international organization or any of its agencies or instrumentalities.

Other payees that may be exempt from backup withholding include:

6. A corporation,

7. A foreign central bank of issue,

8. A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States,

9. A futures commission merchant registered with the Commodity Futures Trading Commission,

10. A real estate investment trust,

11. An entity registered at all times during the tax year under the Investment Company Act of 1940,

12. A common trust fund operated by a bank under section 584(a),

13. A financial institution,

14. A middleman known in the investment community as a nominee or custodian, or

15. A trust exempt from tax under section 664 or described in section 4947.

The chart below shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 15.

IF the payment is for . . .	THEN the payment is exempt for . . .
Interest and dividend payments	All exempt payees except for 9
Broker transactions	Exempt payees 1 through 13. Also, a person registered under the Investment Advisers Act of 1940 who regularly acts as a broker
Barter exchange transactions and patronage dividends	Exempt payees 1 through 5
Payments over $600 required to be reported and direct sales over $5,000 [1]	Generally, exempt payees 1 through 7 [2]

[1]	See Form 1099-MISC, Miscellaneous Income, and its instructions.

[2]

However, the following payments made to a corporation (including gross proceeds paid to an attorney under section 6045(f), even if the attorney is a corporation) and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys’ fees, and payments for services paid by a federal executive agency.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

If you are a single-member LLC that is disregarded as an entity separate from its owner (see Limited liability company (LLC) on page 2), enter the owner’s SSN (or EIN, if the owner has one). Do not enter the disregarded entity’s EIN. If the LLC is classified as a corporation or partnership, enter the entity’s EIN.

Note. See the chart on page 4 for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form online at www.ssa.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting www.irs.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

If you are asked to complete Form W-9 but do not have a TIN, write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note. Entering “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if items 1, 4, and 5 below indicate otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). Exempt payees, see Exempt Payee on page 2.

Signature requirements. Complete the certification as indicated in 1 through 5 below.

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

Form W-9 (Rev. 10-2007)	Page 4

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

	For this type of account:	Give name and SSN of:
1.	Individual	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account [1]
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor [2]
4.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee [1]
	b. So-called trust account that is not a legal or valid trust under state law	The actual owner [1]
5.	Sole proprietorship or disregarded entity owned by an individual	The owner [3]
	For this type of account:	Give name and EIN of:
6.	Disregarded entity not owned by an individual	The owner
7.	A valid trust, estate, or pension trust	Legal entity[4]
8.	Corporate or LLC electing corporate status on Form 8832	The corporation
9.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
10.	Partnership or multi-member LLC	The partnership
11.	A broker or registered nominee	The broker or nominee
12.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

[1]	List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.
[2]	Circle the minor’s name and furnish the minor’s SSN.

[3]

You must show your individual name and you may also enter your business or “DBA” name on the second name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

[4]

List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules for partnerships on page 1.

Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records from Identity Theft

Identity theft occurs when someone uses your personal information such as your name, social security number (SSN), or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

— Protect your SSN,

— Ensure your employer is protecting your SSN, and

— Be careful when choosing a tax preparer.

Call the IRS at 1-800-829-1040 if you think your identity has been used inappropriately for tax purposes.

Victims of identity theft who are experiencing economic harm or a system problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS personal property to the Treasury Inspector General for Tax Administration at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at: spam@uce.gov or contact them at www.consumer.gov/idtheft or 1-877-IDTHEFT(438-4338).

Visit the IRS website at www.irs.gov to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA, or Archer MSA or HSA. The IRS uses the numbers for Identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, the District of Columbia, and U.S. possessions to carry out their tax laws. We may also disclose this information to other countries under a tax treaty, to federal and state agencies to enforce federal nontax criminal laws, or to federal law enforcement and Intelligence agencies to combat terrorism.

You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to a payer. Certain penalties may also apply.